UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2024
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Plan Amendments
The Board of Directors (the “Board”) of JetBlue Airways Corporation (“JetBlue” or the “Company”) previously adopted an amendment (the “Omnibus Plan Amendment”) to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan (the “Omnibus Plan”) and an amendment (the “Stock Purchase Plan Amendment”) to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan (the “2020 Stock Purchase Plan”), in each case subject to stockholder approval. As described below, the Omnibus Plan Amendment and the Stock Purchase Plan Amendment were each approved by the Company’s stockholders on May 17, 2024 at the 2024 Annual Meeting of the Stockholders of the Company (the “Annual Meeting”).
The Omnibus Plan Amendment increased the aggregate number of shares of common stock that may be issued pursuant to awards under the Omnibus Plan by 15,000,000 shares, thereby increasing the share limit to 35,500,000 shares. The Stock Purchase Plan Amendment increased the aggregate number of shares of common stock that may be issued pursuant to awards under the 2020 Stock Purchase Plan by 25,000,000 shares, thereby increasing the share limit to 52,530,985 shares.
The foregoing descriptions of the Omnibus Plan Amendment and the Stock Purchase Plan Amendment are qualified in their entirety by reference to the text of such amendments, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.
Director Appointments
On May 17, 2024, the Board increased the number of members of the Board to thirteen and appointed Mr. Jesse Lynn and Mr. Steven Miller to fill the newly created vacancies, effective immediately, in each case for a term expiring at the Company’s 2025 annual meeting of stockholders or until his earlier death, resignation, disqualification or removal. Messrs. Lynn and Miller were appointed to the Board pursuant to the terms of the Director Appointment and Nomination Agreement, dated as of February 16, 2024, by and among the Company, Carl C. Icahn and the other persons and entities listed therein, as previously described in the Current Report on Form 8-K filed by the Company on February 16, 2024.
The Board has appointed Messrs. Lynn and Miller to serve as independent members of the Audit Committee. There are no transactions in which Messrs. Lynn or Miller have an interest requiring disclosure under Item 404(a) of Regulation S-K. Messrs. Lynn and Miller will be compensated in accordance with the Company’s publicly disclosed director compensation policies. Messrs. Lynn and Miller have each entered into the Company’s standard indemnification agreement for directors and officers.
Hayes Transition Agreement Termination
As previously disclosed by the Company, on February 11, 2024 the Company and its former Chief Executive Officer, Robin Hayes, entered into a Transition Agreement and General Release (the “Transition Agreement”), pursuant to which, following Mr. Hayes’ retirement from his position as Chief Executive Officer effective as of February 12, 2024, Mr. Hayes would serve as a strategic advisor to the Company through September 1, 2024 or such earlier date as provided in the Transition Agreement. On May 17, 2024, Mr. Hayes notified the Company of his intent to terminate the Transition Agreement on June 2, 2024. As such, on June 2, 2024, the Transition Agreement will terminate in accordance with its terms, and Mr. Hayes will no longer provide advisory services to the Company following such date.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 17, 2024. There were 340,135,050 shares of common stock entitled to be voted, and 265,215,429 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on six items:
1.To elect eleven directors named in the proxy statement;
2.To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.To approve an amendment to the JetBlue Airways Corporation Amended and Restated Certificate of Incorporation in order to provide for exculpation of officers from breaches of fiduciary duty to the fullest extent permitted by the General Corporation Law of the State of Delaware;
4.To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan to increase the number of shares of common stock authorized for issuance;
5.To approve an amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance; and

6.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The results were as follows:
1.The Company’s stockholders elected each of the nominees for director listed in the proxy statement. The results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
B. Ben Baldanza	165,315,565	17,640,333	428,430	81,831,101
Peter Boneparth	156,129,448	26,804,455	450,425	81,831,101
Monte Ford	165,210,200	17,669,267	504,861	81,831,101
Joanna Geraghty	178,537,188	4,432,293	414,847	81,831,101
Ellen Jewett	158,177,924	24,726,213	480,191	81,831,101
Robert Leduc	165,566,250	17,339,300	478,778	81,831,101
Teri McClure	127,941,733	54,938,681	503,914	81,831,101
Nik Mittal	165,336,810	17,541,503	506,015	81,831,101
Sarah Robb O’Hagan	163,248,420	19,671,495	464,413	81,831,101
Vivek Sharma	163,392,059	19,490,233	502,036	81,831,101
Thomas Winkelmann	158,042,856	24,856,683	484,789	81,831,101
2. The Company’s stockholders did not approve the compensation of the Company’s named executive officers. The results were as follows:

Votes For	44,124,572
Votes Against	138,718,249
Abstentions	541,507
Broker Non-Votes	81,831,101
3. The Company’s stockholders did not approve the amendment to the JetBlue Airways Corporation Amended and Restated Certificate of Incorporation in order to provide for exculpation of officers from breaches of fiduciary duty to the fullest extent permitted by the General Corporation Law of the State of Delaware. The results were as follows:

Votes For	165,814,993
Votes Against	16,986,274
Abstentions	583,061
Broker Non-Votes	81,831,101
4. The Company’s stockholders approved the amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan to increase the number of shares of common stock authorized for issuance. The results were as follows:

Votes For	178,104,977
Votes Against	4,974,306
Abstentions	305,045
Broker Non-Votes	81,831,101
5. The Company’s stockholders approved the amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance. The results were as follows:

Votes For	131,033,346
Votes Against	52,000,333
Abstentions	350,649
Broker Non-Votes	81,831,101

6. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results were as follows:

Votes For	240,196,274
Votes Against	23,326,180
Abstentions	1,692,975
Broker Non-Votes	0
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Amendment to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan
10.2	Amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	May 23, 2024	By:	/s/ Brandon Nelson
Brandon Nelson
General Counsel and Corporate Secretary